Exhibit 99.3

Donald W. Seale Executive Vice President & Chief Marketing Officer

Summary of current business levels Recap of franchise & business results since Conrail acquisition Key growth drivers since 2000 Update on Corridor Strategy The Railroad ahead

Industrial Production at lowest level since 1994 Impact of global recession on international trade Declining coal demand for electricity and steel production Excess capacity & lower rates in trucking industry Threat of Re-regulation

Lower fertilizer and export grain volume Falling steel production & housing related construction losses Weakened lumber volume and conventional paper declines Lower plastics & basic chemicals production Continued restructuring of the auto industry Lower consumer spending and international trade Lower electricity demand & falling demand for domestic and international met coal Actual volume through May 31

Tiger wins 8 times on the tour and wins his 2nd major in 1999 - Won his 65th PGA Tour event in 2008 Oil price/barrel - $13 (Jan. 1999) to $145 (July 2008) to $41 (Dec. 2008) U.S. Unemployment 4.3% to 7.2% NS rail shipments grew by 1.4 million Return on investment - from 5.2% to 12.1% NS Revenue $5.2 billion to $10.7 billion Re-regulation

Strong global trade - Imports Growth in utility and metallurgical coal New Intermodal terminals and products Resurgent steel industry Growth in ethanol and biofuels Industrial Development Strong service (Thoroughbred Operating Plan) and pricing gains Effective fuel recovery

2000Q1 2000Q2 2000Q3 2000Q4 2001Q1 2001Q2 2001Q3 2001Q4 2002Q1 2002Q2 2002Q3 2002Q4 2003Q1 2003Q2 2003Q3 2003Q4 2004Q1 2004Q2 2004Q3 2004Q4 2005Q1 2005Q2 2005Q3 2005Q4 2006Q1 2006Q2 2006Q3 2006Q4 2007Q1 2007Q2 2007Q3 2007Q4 2008Q1 2008Q2 2008Q3 2008Q4 NS Volume 0 0.047 0.033 0.002 -0.014 0.006 -0.032 -0.01 -0.042 0.023 0.035 -0.009 -0.018 0.035 0.026 0.046 0.047 0.118 0.135 0.149 0.111 0.161 0.188 0.182 0.167 0.207 0.187 0.149 0.116 0.158 0.138 0.115 0.09 0.133 0.13 0.028 Low Tech IPI 0 0.002 -0.007 -0.019 -0.038 -0.048 -0.06 -0.072 -0.064 -0.052 -0.046 -0.051 -0.051 -0.059 -0.056 -0.049 -0.046 -0.036 -0.029 -0.02 -0.006 -0.002 -0.004 0.006 0.011 0.012 0.013 0.008 0.01 0.019 0.025 0.019 0.014 -0.003 -0.027 -0.069 Truck Tonnage 0 -0.003 -0.008 -0.018 -0.019 -0.021 -0.034 -0.031 -0.04 -0.03 -0.036 -0.038 -0.037 -0.035 -0.029 -0.008 0.062 0.061 0.06 0.064 0.082 0.074 0.066 0.074 0.105 0.084 0.068 0.063 0.041 0.034 0.054 0.049 0.023 0.018 -0.006 -0.011 Other U.S. RR's less NS 0 0.013 0.029 -0.046 -0.054 -0.042 -0.03 -0.041 -0.088 -0.018 -0.002 -0.03 -0.045 -0.018 -0.012 0.004 -0.001 0.037 0.039 0.043 0.042 0.041 0.044 0.041 0.043 0.086 0.087 0.06 0.017 0.048 0.054 0.034 -0.003 0.022 0.024 0.011 Indexed to 1Q 2000 = 0 Sources: Global Insight, FTR Associates, AAR, NS Accrual

2000-2008 +7.3% CAGR +0.9%

2000 2001 2002 2003 2004 2005 2006 2007 2008 Rev/Unit 900 931 933 943 980 1095 1191 1242 1451 2000 - 2008 +61% CAGR +6.2%

2000 2001 2002 2003 2004 2005 2006 2007 2008 Intermodal 1119 1123 1181 1239 1537 1826 1971 1921 2058 Merchandise 3605 3526 3648 3729 4047 4586 5106 5196 5492 Coal 1435 1521 1441 1500 1728 2115 2330 2315 3111 $9,407 $8,527 $7,312 $6,468 $6,270 $6,170 In $ Millions $10,661 $9,432 $6,159 2000-2008 +73% CAGR +7.1%

Total - $1.247 Billion

2000 2001 2002 2003 2004 2005 2006 2007 2008 Revenue 137.998 105.323 125.488 113.914 128.55 131.373 154.129 181.298 253.062 Carloads 100208 95051 91135 85218 109333 88404 95246 118924 136504

North Manchester, IN Portland, IN

Western Coal 2000 = 12.8 M 2008 = 39.7 M N. App / Ohio 2000= 34.5 M 2008 = 48.8 M Central Appalachia 2000= 105.2M 2008 = 80.1 M Imports 2000= 0 2008 = 1.1 M Illinois / Indiana 2000 = 12.0 M 2008 = 10.3 M NS Coal Network 2000 vs. 2008

Coal Sourcing Strategy NAPP Powder River Basin Haverhill Illinois Basin River Docks Wheelersburg Import Coal

NS Intermodal Network 1999 - Pre Conrail Atlanta Charlotte Chicago Columbus Detroit Savannah Miami Cincinnati Front Royal Norfolk New Orleans Memphis Huntsville Jacksonville Charleston Georgetown Kansas City St Louis Louisville Greensboro Peoria Decatur Alexandria Taylor Cleveland Ayer Albany Buffalo Resources (NY/NJ) Intermodal System Terminals Haulage Extensions

NS Intermodal Network - 2009
Buffalo
Albany
Ayer
Detroit
Toledo
Maple Heights
Taylor
Bethlehem
NY/NJ
Chicago
Harrisburg
Rutherford
Philadelphia/Morrisville
Columbus
Rickenbacker
Pittsburgh
Baltimore
Decatur
Cincinnati
Sharonville
Front Royal
Kansas City
St Louis
Louisville
Appliance Park
Georgetown
Norfolk
Greensboro
Memphis
Huntsville
Charlotte
Atlanta
Austell
Dallas
Birmingham
Charleston
Shreveport
Savannah
Savannah ICTF
Jacksonville
New Orleans
Titusville
Ft Lauderdale
Miami
Intermodal System
Terminals
Haulage Extensions
New since 1999
Future Expansions

Within our service territory: 74% of the 2009 US population Over half of the states with high projected population growth One study suggests that at least 30 million truck shipments over 550 miles touch our service territory touch our service territory touch our service territory touch our service territory touch our service territory touch our service territory touch our service territory touch our service territory touch our service territory touch our service territory touch our service territory

By 2020, Traffic on Many Congested Interstate Highways Will Consist of Over 30% Trucks

Shreveport Mechanicville Crescent Corridor

The Most Comprehensive Public Private Partnership for Improving Rail in the East 300+ miles of passing tracks and double track 13 new or expanded terminals Potential $2.5 billion in new investment More Options for Shippers 2,500 mile rail network parallel to Interstate highways Linking Northeast ? Southeast ? Southwest (I-78, 81, 75, 40, 59, 85) U.S. East Coast Ports will have improved access to existing and new inland markets Improved Train Services Provide an Environmental Boost Trains will attract 1 million trucks/year from interstates Carbon emissions will be reduced by 1 million tons/year 100 million gallons of fuel will be saved annually

38 Crescent Corridor Parallel Rail-Highway Infrastructure Interstate Hwy. NS Rail Line

Atlanta Charlotte Chicago Cincinnati Harrisburg New Orleans Memphis Dallas Kansas City St Louis Louisville Philadelphia Birmingham North Jersey Western Maryland Roanoke Region East Tennessee So. Central Pennsylvania Columbus Allentown Ayer/Boston Mechanicville

Shreveport Pan Am Southern Mechanicville Crescent Corridor

New Facility at Mechanicville, NY Intermodal facility with over 50,000 units of capacity Automotive facility Significant expansion capability Ayer Intermodal Expanded and improved intermodal facility Over 75,000 units of immediate capacity Expandable up to 175,000+ units Sanvel Automotive 800 parking spaces Significant expansion capability

Mechanicville Break Ground: August, 2009 Complete: 3rd Qtr. 2010 Ayer Intermodal Improvements Incremental through 2009 and 2011 Sanvel (Ayer) Automotive Break Ground: April, 2009 Complete: 4th Qtr. 2009

Shreveport Pan Am Southern Mechanicville MidAmerica Corridor Crescent Corridor

Under development with the CN and WTNN Railroad Shorter/Faster routes between Midwest and Southeast New coal route - Illinois Basin to Southeast Longer term potential as Intermodal route from Chicago to Florida

Shreveport Meridian Speedway Pan Am Southern Mechanicville MidAmerica Corridor Crescent Corridor

NS has contributed $283 million to be used for capital improvements Improvements from Speedway Investments Entire Route is CTC signaled 80% of route will be 60 mph, 90% will be 50 mph or higher Extended multiple tracks Higher Speed Services Created NS & UP have created shortest-fastest route between California and Southeast - Service is now faster than single driver OTR BMW multilevel traffic routed over Speedway had 2-3 days of transit time removed from routing UPS service between Los Angeles and Atlanta reduced from 80 hours in 2006 to 66 hours, 45 minutes currently

Shreveport Meridian Speedway Heartland Corridor Pan Am Southern Mechanicville MidAmerica Corridor Crescent Corridor

Public Private Partnership 28 Tunnels being cleared Work is 75% completed Mid - 2010 completion date New Rickenbacker Logistics Center - Columbus, Ohio opened March 2008

Complexity - multiple markets, channels, and shifting industrial production/global trade patterns Motor carrier costs will continue to rise and capacity will decline or remain static Approximately 80% of intercity freight tonnage originates or terminates within the NS service area Highway conversions and continued yield management will be key drivers Environmental advantages of rail shipping will become more prominent

Domestic Intermodal New Intermodal corridors, terminals and market extensions Decreasing truck supply & higher costs Growth in utility and metallurgical coal Continued growth in biofuels Recovery in steel market Industrial Development Continued service & pricing improvement

Congestion is everywhere.... ....and getting worse!

The remedy for congestion!